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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 31, 2001
                                -----------------
                   Date of Report (Date of earliest reported)

                            GOLF ENTERTAINMENT, INC.
                            ------------------------
             (Exact name of registrant as specified in its chapter)


           DELAWARE                     0-18303                11-2990598
           --------                     -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                     100 North Point Center East, Suite 320
                            Alpharetta, Georgia 30022
                            -------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                  770-667-9890
                                  ------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT. Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On December 31, 2001, the Company acquired a significant amount of assets in a non-cash transaction. The assets generally consist of broadcast television equipment, and the rights to purchase a broadcast television license from a non-profit entity. The value of the assets is approximately $1,028,030, based on the results of a public auction held December 26, 2001. The Company acquired the assets in exchange for 3,750,000 shares of its common stock in an isolated, exempt transaction. For the purposes of this transaction the stock of the Company was valued at $0.274/share. The assets were acquired from, and, the shares issued to The Genesis Trust. There is no material relationship between The Genesis Trust and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer. The shares used to accomplish the acquisition were derived from the Company treasury and are deemed to be restricted, illiquid shares pursuant to Rule 144 of the Commission.

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(b) The assets acquired constitute physical property which previously have been used in a non-profit Church based television ministry or not-for-profit trust or organization or both. The registrant intends to use the assets in a for-profit commercial broadcast operation, commencing January 2, 2002. Additionally, the assets will be used for commercial entertainment production projects, commercial broadcast productions and similar projects.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP. Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. On January 2, 2002, Ronald G. Farrell resigned as Chairman of the Board and Chief Executive Officer. Mr. Farrell remains as a Director of the Company. New directors have been added to the Company's Board of Directors: Dr. Tim Brooker (Chairman and CEO); Ms. Annette Gore and Mr. Loren Pederson.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS. Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:   1. Restricted Stock Purchase Agreement
            2. Press release dated January 8, 2002

ITEM 8. CHANGE IN FISCAL YEAR. Not applicable.

ITEM 9. REGULATION FD DISCLOSURE. Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GOLF ENTERTAINMENT, INC.
                                            ------------------------
                                                  (Registrant)


                                            /s/ Dr. Tim Brooker
                                            ------------------------
                                                (Signature)

                                            Dr. Tim Brooker, Director and CEO
Date: January 4, 2002